UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2008
LIMCO-PIEDMONT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33604	73-1160278

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5304 S. Lawton Ave., Tulsa, Oklahoma 74107
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (918) 445-4300
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 7, 2008, the registrant reported its results of operations for three and nine months ended September 30, 2008. A copy of the press release issued by the registrant is filed herewith as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
     On November 10, 2008, the registrant will host an earnings conference call. A copy of the prepared script of the conference call is filed herewith as Exhibit 99.2
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 — Press release dated November 7, 2008.
Exhibit 99.2 — Script of earnings conference call.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMCO-PIEDMONT INC. (Registrant)
By:	/s/ Carla S. Covey
Carla S. Covey
Executive Vice President and Chief Financial Officer

Date: November 7, 2008

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